Fairmount Santrol Analyst/Investor Day NYSE: FMSA Wedron, Illinois May 19, 2016 Exhibit 99.1

Forward-Looking Statements and Non-GAAP Financial Measures This presentation contains forward-looking statements. These statements can be identified by the use of forward-looking terminology including “will,” “may,” “believe,” “expect,” “anticipate,” “estimate,” “continue,” or other similar words. These statements discuss future expectations including company growth expectations, demand for our products, capacity expansion plans, market trends, liquidity, transportation services, commercial product launches and research and development plans and may contain projections of financial condition or of results of operations, or state other “forward-looking” information. These forward-looking statements involve risks and uncertainties. Many of these risks are beyond management’s control. When considering these forward-looking statements, you should keep in mind the risk factors, Management’s Discussion and Analysis of Financial Condition and Results of Operations, and other cautionary statements in the company’s SEC filings. Forward-looking statements are not guarantees of future performance or an assurance that our current assumptions or projections are valid. Our actual results and plans could differ materially from those expressed in any forward-looking statements. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information or future events, except as required by law. This presentation includes certain non-GAAP financial measures, including EBITDA, Adjusted EBITDA and Adjusted EPS, and Adjusted Diluted EPS. These non-GAAP financial measures are used as supplemental financial measures by our management to evaluate our operating performance and compare the results of our operations from period to period without regard to the impact of our financing methods, capital structure or non-operating income and expenses. Adjusted EBITDA is also used by our lenders to evaluate our compliance with covenants. We believe that these measures are meaningful to our investors to enhance their understanding of our financial performance. These measures should be considered supplemental to and not a substitute for financial information prepared in accordance with GAAP and may differ from similarly titled measures used by other companies. For a reconciliation of such measures to the most directly comparable GAAP term, please see slide 72 of this presentation.

Safety Message The Flashlight: A Critical Piece of Safety Equipment Keep it small. Small enough to carry in your pocket everyday. Make it bright. At least 120 lumens of light output is necessary for a flashlight to be an effective safety tool. Keep it simple. Complex functionality (with a strobe, SOS function or brightness adjustments) can make it difficult to use the primary feature (bright light) when really needed. One with a simple on/off switch is enough. Make sure it’s waterproof. Pick a flashlight that works in ALL situations, especially in wet conditions.

Facility Map and Exits

The Fairmount Santrol Story Jenniffer Deckard President and CEO

Agenda Fairmount Santrol Overview Product Portfolio Innovation – Products and Processes Operations Distribution/Supply Chain Proppant Solutions Market Review and Outlook Financial Overview Conclusion Q&A Wedron Overview/Safety Tour

Fairmount Santrol Management Team Jenniffer Deckard President and CEO George Magaud Executive Vice President & Chief Strategy & Innovation Brian Richardson Executive Vice President & Chief People Officer Today's Speakers and Attendees Jerry Clancey Executive Vice President &, Chief Commercial Officer Michael Biehl Executive Vice President & Chief Financial Officer Dan Gerber Executive Vice President, Operations Sharon Van Zeeland Vice President, Investor Relations & Business Development

Two Complementary Business Segments

Positioned to Compete in All Environments – Leading Solutions Provider Differentiated in Every Area of the Value Chain Operational Scale & Efficiencies Leading Distribution & Unit Train Capabilities Broad Product Portfolio Technology & Innovation

“ALL IN” Commitment to Sustainable Development Engaging the Fairmount Santrol Family _____________________ Source: Company website and corporate filings Over 3,500 learning opportunities offered through 16 Empower U courses 18.8 Average Paid Volunteer Hours Per Family Member 1.8M Consecutive Safe Working Hours Recorded 30 Zero Waste Facilities Reduced 90% of waste sent to landfills since 2009 Planted >132,000 trees to offset greenhouse gases Net SD Pays of between $5M and $9M since 2012 ~$2.3 M invested into communities 80% of Family Members participated in Financial Wellness Course

Differentiated Asset Position: Built Through a History of Investment Investment Since 2011 $MM Over $1B Invested Since 2011 630 164 239 1,033

Differentiated Customer Position: Built Through a History of Investment Serving Markets for: > 40 yrs > 100 yrs # of Customers > 60 > 850

Proppant Tailwinds & Our Historical Investments ~ Serving to Offset Challenging Overall Market Trends -48% Sources: (1) Baker Hughes FMSA Demand Projections FMSA Frac Sand Volumes (in millions of tons) Average U.S. Land Rig Count (1) Frac Sand Market Volumes (in millions of tons) -23%

Managing Through the Down-cycle Positioning for the Future… Consolidating our operations into most cost-effective footprint Leveraging our terminal network & unit train capabilities to the benefit of both Fairmount Santrol and our customers Progress Made: Reduced operational cost per ton by 38% >70% of NWS volumes shipped via unit train in Q1

Managing Through the Down-cycle Positioning for the Future… Reducing spend across all cost categories Progress Made: Reduced overall workforce by 40% Reduced SG&A by over 45%

Managing Through the Down-cycle Positioning for the Future… Reduce capital expenditures Tightly manage working capital / reduce inventory Enhance liquidity within existing credit agreement parameters Progress Made: Reducing capex by over 80% over 3-yr average spend Amended debt agreement for March ‘17 maturity extension

Managing Through the Down-cycle Positioning for the Future… Investing in key areas of the business with strong short-term payback Coating technologies and coated products Wedron, IL facility expansion Progress Made: Launched & trialing New Products Brought online an additional 3.5 million tons of low cost capacity at Wedron – total 13M total stated tons of capacity

Positioning for the Future While Managing Through the Downcycle Consolidating our operations into most cost-effective footprint Leveraging our terminal network & unit train capabilities to the benefit of both Fairmount Santrol and our customers Reducing spend across all cost categories Managing our liquidity Reduce capital expenditures Enhance liquidity within existing credit agreement parameters Investing in key areas of the business with strong short-term payback Coating technologies and coated products Wedron, IL facility expansion

Looking Ahead Rig Counts Bottoming in 2nd Quarter Increased Pressure on 2nd Quarter Volumes & Pricing Consensus is building around a stronger 2016 2nd half Rig efficiencies and proppant intensity continue to provide tailwinds Fairmount is well-positioned to manage through an extended the downcycle, and to capitalize on the recovery: Scale & optimized cost structure Fully integrated product solutions: From product portfolio to the industry’s most complete distribution solution Ability to significantly expand with minimal future investments

Product Portfolio Jerry Clancey Executive Vice President & Chief Commercial Officer

Our I&R Product Portfolio Markets Served: Foundry Glass Sports and Recreation Specialty Products Building Products Water

The Only Integrated Foundry Sand & Resin Solutions Provider on the Market

HIGH-PURITY SANDS

- Wedron Silica, Wedron Illinois | Round grain | 99.9% pure silica sand
- Best Sand, Chardon, Ohio – Sub-angular round grain is ideal for helping to reduce expansion defects in cores and molds



HIGH - PERFORMANCE RESIN SYSTEMS

- Full Product Portfolio of Resin Solutions Including:
  - Alphathane CB Phenolic Urethane Cold-Box Resin
  - Epsilon-SD 3-Part Phenolic Urethane No-Bake Resins (Low VOCs and HAPs)
  - Polythane Polyol Urethane No-Bake Resins



ENGINEERED RESIN-COATED SANDS

- TechniSand® Resin-Coated Sands
  - Signature
  - Gold
  - TruCoat™



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NEW TechniSand TruCoat™ It’s a new, safer shell and core casting system that dramatically lowers in-plant smoke, odor and emissions while delivering superior performance: Reduces HAPs by more than 40% Reduces free phenol levels down 62% Reduces free formaldehyde by 35% Has Neozien®, our patented odor abatement system, that neutralizes any remaining offensive odors that may be created during core making, mold making, casting pouring, cooling, and shakeout processes

Our silica sand delivers superior quality with consistent grain distribution and low-iron content High quality for clear glass manufacturing, including flat sheet glass, glass containers, and fiberglass. Leading Producer of Low-Iron, High-Purity Silica Sand for Glassmaking

Broad Product Offering Serving Key Sports and Recreation Markets Golf Volleyball Sports Turf Equestrian Play

Commercial Building Products Cements, Grouts and Mortars Roofing Product Applications Filtration Specialists Commercial Water Filtration Pool Filter Products Customized Packaging Construction Black Lab Blended Products Water Solutions Blended Product Offerings Customized Products Aggregate and Dry Powder Toll Blending and Packaging 3 Geographically Advantaged Production Locations High-Performance Products for Construction and Water Applications

Well-Positioned to Compete in Diverse I&R Markets Unique Customer Driven Sustainable Masters of precision particle engineering and refinement Diverse raw materials, unique coatings and resins We pay attention to every detail in our customers’ business Communicate openly to provide optimal product solutions Invested in raw material resources, processing capacity, technological advancements, and skilled people Serve multiple I&R markets, regardless of external market forces We provide high-performance, unique products across various markets that consistently and reliably meet our customers’ needs

Our Proppant Solutions Product Portfolio

Broad Proppant Solutions Product Portfolio Addresses Over 95% of the Proppant Market

2015 Proppant Market Product Mix (%) (1)



Ceramics (4%)
Resin-Coated Sand (4%)
Raw Frac Sand (92%)

FMSA Volume Mix (2)



Raw Frac Sand ~88%
Value Added Products ~12%

1. Based on The Freedonia Group estimates. Freedonia Group estimates lightweight ceramics represents half of ceramic demand. Other proppant demand of <1% not shown.
2. Breakdown of FMSA volume mix is based on Proppant Solutions segment only and excludes Industrial & Recreational volumes
3. Fairmount Santrol's PowerProp product competes with lightweight ceramics offered by competitors up to 12,000 psi

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High-Purity Northern White Silica Sands Texas Gold™ sand Precured Resin-Coated Sand High Conductivity, Resists Proppant Flowback in High-Stress Applications Curable Resin-Coated Sand Prevents Proppant Flowback and Encapsulates Fines Self-Suspending Proppant Propel SSPTM Proppant Transport Technology Tier 2 API Brown Sand 99.8% mono-crystalline silica quartz NW frac sand Application Products to Address All Well Environments 2,000-6,000 psi 2,000-8,000 psi 2,000-14,000 psi 2,000-16,000 psi Proppant + fluid system in one Product/ Characteristics

Innovation – Products and Processes George Magaud Executive Vice President & Chief Strategy & Innovation Officer

Technology and Innovation – Experience and Capability in Multiple Locations Fairmount Santrol Technology Center, Sugar Land, TX Advanced product development and analytical capabilities Fairmount Santrol Innovation Center, Ottawa, IL In-depth properties testing and new product innovation Alpha Resins, Detroit, Michigan Full R&D capabilities for product development and technical service support Each sand and resin plant has its own testing capabilities Analytical chemistry Chemistry Chemical engineering Organometallic chemistry Polymer chemistry Surface science Proven process and product evaluation, research, and development

Propel SSPTM – Our Patented* Proppant Transport Solution Proppant placement Places proppant farther and higher in the fracture Keeps frac in zone with low-viscosity fluid Maintains suspension from stacking effect Operational efficiencies Cuts down on fluids, chemicals, pump time, fluid heating Eliminates fluid sweeps Facilitates recovery from unexpected shutdowns Productivity and long-term economics Reduces formation damage/proppant pack damage Increases Production and lowers Cost per BOE *Patent issued in March and April 2016

Better Proppant Distribution

Crosslinked Gel



Concentration of Proppant in Fracture (lb/ft²)
Effective fracture ½ length
Payzone
Proppant concentration

Propel SSP



Concentration of Proppant in Fracture (lb/ft²)
Effective fracture ½ length
Payzone
Proppant concentration

Results in a Longer Effective Frac with Less Fluid Volume

	Propel SSP Design
Proppant/Stage:	Same
Proppant Load:	50% higher
Fluid Volume:	45% less
Viscosity:	90% lower
Effective Half Length:	59% longer

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First to Develop & Commercialize a Self-Suspending Proppant Proven Performance Across Major Basins Field Activity 90+ wells 19 E&Ps Typically >30% production increase Bakken/ Three Forks Canadian Bakken Codell/ Niobrara Mississippian Lime Utica Marcellus Eagle Ford Uinta Permian 55% INCREASE 2 MONTHS 45% INCREASE 18 MONTHS 6 WELL STUDY Pinedale

Process Innovation Patented and Proprietary Processing Capabilities

Operations Dan Gerber Executive Vice President, Operations

Coating Operations (6) Mining & Processing (4) NORTH AMERICAN OPERATIONS Mining & Processing with Unit Train Origin (1) Headquarters (2) INTERNATIONAL OPERATIONS Research & Development (2) Specialty Products (4) Resin Manufacturing (1) Idled Mining & Processing (5) Idled Coating Operations (3) Broad Operational Scale and Efficiency 800 Million tons of owned and proven sand reserves 240 Million tons of API NWS in Wedron, IL 190 Million tons of API Texas Gold in Voca, TX

Optimally Located Wedron, IL Facility Expansion Expansion completed (3.5M tons): 1.5 million tons of capacity online in 1Q16 Additional 2.0 million tons online in April 2016 9.0 million tons of annual stated capacity – both I&R and frac sand Wedron Rail yard 50,000 ft of track, over 1,100 rail car spots Capable of 2 unit trains per day Why Wedron? Access to high-quality Northern White frac sand reserves No royalties – owned reserves Optimally located on a Class 1 rail with low cost access to 3 others as well as barge Lower-cost delivery into key oil and gas basins

High-Quality API Voca Sand Operation Serving Customers Well Tier 2 API frac sand suited to certain wells within delivery point of Voca Largest in-basin sand mine Large storage – 3 separate load out stations Attached Resin Coating Plant Full API frac sand product line 100 Mesh through 12/20

I & R Sand Plants Providing Solid Performance Shipped 2.3 Million Tons in 2015 - 27% of total FMSA volumes Best Sand Chardon: Strategically located near major glass, foundry and filtration customers Experienced work force Filtration bagging plant Turf mix and bunker mixing plant Lakeshore Sand Located on Lake Huron, receiving raw sand via lake vessel from Upper Midwest and Chardon Strategically positioned to serve the Canadian foundry and golf course markets Best Sand Chardon Lakeshore Sand

I & R Specialty Facilities Providing Unique Customer Solutions

Mineral Visions:

- Color coating capability
  - Crayola Colored Play Sand
  - SpectraQuartz Colored Quartz
- Located close to Wedron Silica



Mineral Visions

Alpha Resins

- Produces high-performance foundry resin systems and resin for FMSA proprietary continuous coating plants
- Fully staffed R&D Department



Alpha Resins

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Black Lab Chardon: Custom blending for epoxy, urethane systems Blending for specialized mortars and grouts Located adjacent to low cost source of sand – Best Sand Black Lab Serena Custom blending Bio-Balls for well completion Located adjacent to low cost source of sand – Wedron Silica Black Lab Fresno Custom blending Located close to the large Houston industrial market Black Lab Chardon Black Lab Serena I & R Specialty Facilities Providing Unique Customer Solutions

Proprietary Value Added Coating Processing Technology Technisand Roff: Newest and largest, patented continuous coating plant Unit train-capable site Same Class I railroad as the Wedron Sand Plant Located in the heart of the Mid-Con Shale Play Technisand Wedron Large and first , patented continuous coating plant Located on a Class I Railroad Unit train-capable site Raw sand delivered via conveyor from Wedron Silica Technisand Roff Technisand Wedron

Consolidating Our Operations Into a More Cost-Effective Footprint 38% reduction in production costs per ton across sand and value-added products Positioned for the upcycle – over $750 million invested since 2011 Proppant Solutions’ Effective Sand Capacity (in millions of tons) Proppant Solutions’ Effective Resin Capacity (in millions of tons)

Distribution/Supply Chain Jerry Clancey Executive Vice President & Chief Commercial Officer

Key Distribution Assets Serving Both Proppant Solutions and I&R Markets Have invested over $150 million in our terminal assets since 2011 Currently well-positioned with over 50 distribution terminals: 11 serving our I&R Customers 41 serving our Proppant Solutions Customers

Broad Unit Train Capabilities – 2 Origins, 7 Destinations Sweetwater, TX Big Lake, TX Hager City, WI Origin Wedron, IL Origin Southton, TX (San Antonio) Not pictured: Artesia, NM Tenaha, TX Roff, OK Williston, ND

FMSA Terminal FMSA Mining & Processing Unit Train Destination Unit Train Origin (Mining & Processing) Leveraging Our Terminal Network & Unit Train Capabilities to the Benefit of Both FMSA and Customers Idled Terminals Idled Mining & Processing On-demand Terminals >70% of NWS shipped via unit trains in Q1 2016 Average >65% of frac sand sold in-basin 2 Unit Train and 1 In-Basin Sand Origin(s) Lower Cost to Basin and Well Site 41 Destinations in Heart of Completions Activity (7 Unit Train-capable)

Progress in Rail Car Fleet Overhang – Natural cost reduction Continued focus on managing rail car fleet Managing rail car deliveries – Deferred additional car deliveries into 2017 and 2018 Expect to reduce costs by allowing leases to expire Future Lease Expirations Will Offset Future Delivery Commitments 2015 2016 2017 2018 NET CHANGE IN RAIL CARS 2016 - 2018 Q3 Q4 Entering Fleet 0 1,500 800 2,300 Expiring Leases (1,600) (1,400) (1,200) (4,200) Expected Change in Rail Cars 200 150 (1,600) 100 (400) (1,900) Ending Cars in Fleet (include cust cars) 10,509 8,632 8,911 8,440 Average Cars in Storage 3,085 4,461 3,717* Cost Associated with Excess Rail Cars ~$7M ~$9M ~$8M* * Estimate as of March 30, 2016

Proppant Solutions Market Review and Outlook George Magaud Executive Vice President & Chief Strategy & Innovation Officer

Proppant Tailwinds & Our Historical Investments ~ Serving to Offset Challenging Overall Market Trends -48% Sources: (1) Baker Hughes FMSA Demand Projections FMSA Frac Sand Volumes (in millions of tons) Average U.S. Land Rig Count (1) Frac Sand Market Volumes (in millions of tons) -23%

E&Ps Making Tradeoffs Between Short-Term Cost and Mid- to Long-Term Well Economics US Resin-Coated Sand Market Volumes(2) (in thousands of tons) Average U.S. Land Rig Count(1) -48% -48% FMSA Resin-Coated Proppant Volumes (in thousands of tons) -47% Sources: 1) Baker Hughes 2) PacWest Consulting Partners Demand for curable resin products (used to prevent flowback) has withstood the downcycle better than demand for tempered products (used for increased strength)

US Land Rig Count Forecast – Consensus Around Upward Trend Following Expected Challenging Second Quarter Spears Oil Price Est $ 48.70 $ 39.50 $38.88 $ 51.00 $ 63.50 TPH Oil Price Est $ 48.70 $ 36.00 $ 57.75 $ 80.00 $ 80.00

Continued Tailwinds to Proppant Demand: Proppant Intensity and DUCs



Proppant Demand Drivers
Rig Count
Wells per Rig
Lateral Length
Stages per Foot
Proppant per Stage
Proppant Demand

Average Proppant Tons/U.S. Horizontal Well*



~ +30%
~+25%
2,300
2,800
3,250 – 3,750
4,250 – 4,750
Q1 2014
Q4 2014
Q4 2015
Q4 2016 E

Drilled but Uncompleted Wells

- *Estimates of Q4 2015 DUC Inventory range widely: 4,000 to >8,000 wells*
- *A draw down of 1,000 DUCs would imply additional annual proppant demand of: 3 to 4.5 million tons*

**Sources:*
Proppant intentsity: FMSA estimates based on public E&P presentations and internal estimates + PacWest Consulting Partners,
DUCs estimates: Morgan Stanley Global Research, NAV port, CORAS, Barclays

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2016 Outlook for Proppant Market: Proppant Tailwinds Will Partially Offset Rig Count Reduction US Land Active rigs (*) Average number of rigs for quarter 2016 forecasts 48% 4Q-15 1Q-16 3Q-15 1Q-15 2Q-15 TPH Spears 673 533 (*) Source: Rig Data 2015 average: 1083 If avg. 2016 Rig Count declines by ~50% vs. 2015 avg. …, …then Proppant Mkt. expected to be down ~25 % vs. 2015 avg. 2016 full year May -16

Financial Update Michael Biehl Executive Vice President & Chief Financial Officer

Solid Performance in Turbulent Market DATA $ IN MILLIONS, EXCEPT PER SHARE DATA Q1 2016 Q4 2015 Volumes (tons) 2.1 1.9 Revenue $145 $135 EBITDA $8 $(70) Adj. EBITDA* $10 $5 Net Income (loss) $(12) $(91) Diluted EPS $(.07) $(.56)   * Adjusted EBITDA excludes stock compensation, restructuring, goodwill impairment and asset disposals

Effectively Managing Our Cost Structure Through plant consolidations and cost reductions, achieved significant reduction in production cost base across both raw frac sand and resin coated products Lowered SG&A spend since 2014 levels and targeting $60-$70M spend for 2016 Following these latest reductions, we believe we're appropriately staffed for our current business levels. -30% -10% -6% -32% -32% -13% -40% -38% -45%

Gained Liquidity and Flexibility with B1 Extension 89.2% Participation ($16.7M non-participating) 50% of participating maturity extended, 50% paid at par Of $69.6M prepaid, $39.3M required ECF = $30M voluntary accelerated payment Extended $69.6M from first quarter 2017 to third quarter 2018 No Fee or Interest Rate Margin change for Lenders 1% floor implemented with extension B1 Payment Amounts April 2016 March 2017 July 2018 Total Without Extension $39.3M * $116.6M $155.9M With B1 Extension 69.6M 16.7M 69.6M 155.9M Change** + $30.3M ($99.9M) $69.6M 0 *$39.3M was required Excess Cash Flow Payment (ECF) ** Excludes interest payments

Revised Debt Payments Provide Near-Term Relief Interest rates are based on LIBOR plus 350 basis points 2015 B-1 Extended, 2016 B-1 Extended and the B-2 Term loan include a LIBOR floor of 1% B-1 Term loan has no LIBOR floor and will be paid off in March 2017 Debt Payments All figures in Millions Due Date Interest Rates YTD 2016 2016 Remaining 2017 2018 2019 Total B-1 3/16/2017 4.2% $0.2 $0.1 $16.7 $ - $ - $17.1 2016 B-1 Extended 7/15/2018 4.5% 69.6 - - 69.6 - 139.2 2015 B-1 Extended 9/5/2019 4.5% 0.4 1.2 1.6 1.6 155.3 160.3 B-2 9/5/2019 4.5% 2.3 6.9 9.3 9.3 877.5 905.3 Total $72.6 $8.3 $27.6 $80.5 $1,032.8 $1,221.8

Continued Focused on Improving Liquidity Full-year capital spending expected to be $15-20 million range, which approximates $5-10 million for the remainder of the year Continuing to focus our efforts on cost reductions, efficiency improvements and working capital management Focused on other liquidity alternatives In Millions Potential Sources of Funds Q2 to Q4 2016 Reduction in Capital Leases $0 - $2 Taxes Receivable 15 – 18 Permitted Credit Agreement Asset Sales 0 – 20 Potential Surplus Asset Sales 0 – 15 Expected Range $15 – $55

Conclusion Jenniffer Deckard President & CEO

Enhance Efficiency Reduce Spending Manage Liquidity Invest in the Future Fairmount Santrol Positioned to Compete in All Market Cycles – A Leading Solutions Provider Differentiated in Every Area of the Value Chain NEAR-TERM FOCUS CONTINUED LONG TERM DIFFERENTIATORS Technology & Innovation Broad Product Portfolio Operational Scale & Efficiencies Leading Distribution & Unit Train Capabilities

Q&A

Wedron Overview/Safety Dan Gerber Executive Vice President, Operations

FMSA Safety Highlights and Milestone Incident Rates for Goal reporting are a 12 month rolling from December of the previous year through end of current year November. Note: “Industry” Rates reflect the previous year Bureau of Labor Statistics data due to rates being published in late 3rd Quarter of the succeeding year.

All In for Safety – At Work and At Home October 2011, the Fairmount Family reached 1 Million consecutive safe working hours. September 2015, the Fairmount Family reached 1 million consecutive safe working hours for a third time. March 2014, the Fairmount Family again reached 1 million consecutive safe working hours. February 2016, the Fairmount Family reached 1,835,623 consecutive safe working hours!

Wedron Overview Mine ~ 2,000 acres Plant 5 dryers, 4 screen towers 5 rail load stations, 4 truck loading bays, 2 bagging stations Directly connected to adjacent resin coating plant via conveyor

Safety Training Wedron Silica currently has 1,960 Consecutive Safe Working Days Wedron Silica currently has 1.2 Million Consecutive Safe Working Hours Link to “Hazard Training” video

Thank You and Tour www.FairmountSantrol.com

Appendix

Appendix: Reconciliation of Non-GAAP Financial Measures